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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 of our report dated May 9, 2002, relating to the Balance Sheet of CIT Group Inc. (Del), which report appears in this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP


New York, New York
May 10, 2002